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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 11/01/01-11/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BARRY GOLD CEO Signature of Debtor	12/19/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*  Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 11/01/01-11/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	262,997.30	685.21	—	17,179,371.47	20,872,790.11	0.00	0.00	0.00	0.00	0.00	0.00
CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)
LOANS AND ADVANCES
SALE OF ASSETS		454,513.92
DUE FROM LLC
OTHER (attach list)		2,567,885.76
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET		191,000.00
TRANSFERS FROM DIP			40,000.00		2,750,000.00			40,000.00
INTEREST		2,469.74			33,086.93	35,756.82		4.93
TOTAL RECEIPTS	—	3,215,869.42	40,000.00	—	2,783,086.93	35,756.82	0.00	40,004.93	0.00	0.00	0.00	0.00

DISBURSEMENTS
NET PAYROLL			(25,651.76)
PAYROLL TAXES			(12,400.80)
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE		(18,054.53)
ADMINISTRATIVE		(15,857.52)	(1,050.26)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)		(10,716.00)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP						(25,000.00)
Transfer to PR		(40,000.00)
Transfer to CD
Transfer to DIP General						(191,000.00)
Transfer to Money Market		(2,790,000.00)
PROFESSIONAL FEES		(560,590.46)
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(3,435,218.51)	(39,102.82)	0.00	0.00	(216,000.00)	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(219,349.09)	897.18	0.00	2,783,086.93	(180,243.18)	0.00	40,004.93	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	43,648.21	1,582.39	0.00	19,962,458.40	20,692,546.93	0.00	40,004.93	0.00	0.00	0.00	0.00

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 11/01/01-11/30/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	38,791,344.09
CASH SALES									0.00
ACCOUNTS RECEIVABLE (NOTE 2)									0.00
LOANS AND ADVANCES									0.00
SALE OF ASSETS									454,513.92
DUE FROM LLC									0.00
OTHER (attach list)									2,567,885.76
TRANSFERS—SWEEP ACCOUNT									0.00
TRANSFER FROM CD									0.00
TRANSFERS FROM MONEY MARKET									191,000.00
TRANSFERS FROM DIP									2,830,000.00
INTEREST									71,318.42
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,114,718.10
DISBURSEMENTS
NET PAYROLL									(25,651.76)
PAYROLL TAXES									(12,400.80)
SALES,USE,& OTHER TAXES									0.00
INVENTORY PURCHASES									0.00
SECURED/RENT/LEASES									0.00
INSURANCE									(18,054.53)
ADMINISTRATIVE									(16,907.78)
SELLING									0.00
OTHER (attach list)									0.00
PRE-PETITION EXPENSES (NOTE 1)									(10,716.00)
OWNER DRAW									0.00
TRANSFERS									0.00
Transfer to LLC DIP									(25,000.00)
Transfer to PR									(40,000.00)
Transfer to CD									0.00
Transfer to DIP General									(191,000.00)
Transfer to Money Market									(2,790,000.00)
PROFESSIONAL FEES									(560,590.46)
U.S. TRUSTEE QUARTERLY FEES									0.00
COURT COSTS									0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(3,690,321.33)
NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,424,396.77
CASH END OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	41,215,740.86

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO.. 01-00707).

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$3,690,321.33
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(3,046,000.00)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$644,321.33

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$384,217.16		$39,993.43		$—		$20,692,546.93		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(340,568.95)		(38,411.04)
4.	Other				—
5.	Month End Balance per Books		$43,648.21		$1,582.39		$—		$20,692,546.93		$—
6.	Number of Last Check Written		20430		605612

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		1513	646.17	SEE ATTACHED LIST		none		none		not applicable
		1515	272.16
		20333	23.05
		20375	8,000.00
		20376	1,400.00
		20401	10,716.00
		20417	56,376.58
		20418	10.66
		20419	3,966.23
		20420	215.68
		20422	78,934.51
		20423	71,060.13
		20424	80,478.65
		20425	17,190.16
		20426	363.25
		20427	346.44
		20428	154.68
		20429	10,054.60
		20430	337.53
		300005	14.99
		300011	7.48
Total Checks Outstanding			$340,568.95

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2860113522
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$19,962,458.40		$187,500.00		$—		$40,004.93
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$19,962,458.40		$187,500.00		$—		$40,004.93
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$—		$288,000.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$—		$288,000.00		$—		$—
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:	2869002770
C.	Purpose (Type):	Time Deposit
1.	Balance per Bank Statement		$—							$41,594,720.85
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(378,979.99)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$—		$—		$—		$—	$41,215,740.86
6.	Number of Last Check Written

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable
	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
November 30, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305992	03/06/01	224.53
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603980	03/06/01	116.43
00603988	03/06/01	133.64

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
November 30, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00603990	03/06/01	191.40
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10
306448	11/23/2001	1,097.22
605612	11/30/2001	1,976.10
306449	11/30/2001	852.62
306450	11/30/2001	829.52

		38.411.04

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT November 2001	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
306440	11/02/2001	852.62	852.62
306441	11/02/2001	786.03	786.03
Taxes	11/02/2001	1,051.74		1,051.74
Fees	11/05/2001	130.36			130.36
306442	11/09/2001	1,103.76	1,103.76
306443	11/09/2001	707.75	707.75
306444	11/09/2001	1,154.38	1,154.38
Taxes	11/09/2001	1,037.77		1,037.77
Fees	11/12/2001	137.38			137.38
306445	11/16/2001	852.61	852.61
306446	11/16/2001	944.44	944.44
Taxes	11/16/2001	963.35		963.35
Fees	11/16/01	121.33			121.33
306447	11/23/2001	852.60	852.60
306448	11/23/2001	1,097.22	1,097.22
Taxes	11/23/2001	1,072.17		1,072.17
Fees	11/26/2001	139.59			139.59
Taxes	11/30/2001	888.02		888.02
306449	11/30/2001	852.62	852.62
306450	11/30/2001	829.52	829.52
Fees	11/30/2001	39.00			39.00
Fees	11/30/2001	39.00			39.00

TOTAL DISBURSEMENTS-eToys, Inc.		15,653.26

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT November 2001	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
605595	11/02/2001	466.24	466.24
605596	11/02/2001	506.65	506.65
605597	11/02/2001	1,005.48	1,005.48
605598	11/02/2001	441.79	441.79
605599	11/02/2001	442.92	442.92
605600	11/02/2001	1,976.11	1,976.11
Taxes	11/02/2001	2,272.89		2,272.89
Fees	11/05/2001	106.60			106.60
605601	11/09/2001	35.78	35.78
605602	11/09/2001	460.96	460.96
605603	11/09/2001	485.92	485.92
605604	11/09/2001	1,005.50	1,005.50
605605	11/09/2001	401.26	401.26
605606	11/09/2001	438.42	438.42
605607	11/09/2001	1,976.10	1,976.10
Taxes	11/09/2001	2,255.53		2,255.53
Fees	11/12/2001	122.74			122.74
605608	11/16/2001	20.54	20.54
605609	11/16/2001	26.23	26.23
605610	11/16/2001	1,976.10	1,976.10
Taxes	11/16/2001	958.65		958.65
Fees	11/16/2001	100.47			100.47
605611	11/23/2001	1,976.11	1,976.11
Taxes	11/23/2001	950.33		950.33
Fees	11/26/2001	113.79			113.79
Taxes	11/30/2001	950.35		950.35
605612	11/30/2001	1,976.10	1,976.10

TOTAL DISBURSEMENTS-LLC		23,449.56

TOTAL DISBURSEMENTS		39,102.82	25,651.76	12,400.80	1,050.26

In re Etoys, Inc.	Case No. 01-00706 (MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
November 2001

Payer	Description	Amount	Date
Bank of America	Refund	24.00	11/7/01
AT & T	Refund	231.82	11/7/01
American Express	Refund	184.26	11/7/01
IGOE & Company Inc.	COBRA Refund	11,866.68	11/7/01
IGOE & Company Inc.	COBRA Refund	1,308.33	11/7/01
Goldman Sachs	Refund	2,553,663.90	11/7/01
Bank of America	Refund	176.00	11/15/01
American Express	Refund	13.46	11/28/01
American Express	Refund	107.48	11/28/01
Vision Serivce Plan	Refund	309.83	11/30/01

Total		$2,567,885.76

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Cash Disbursements
November 2001

Date	Num	Name	Amount
11/01/2001	20397	ACE PARKING MGMT, INC.	650.00
11/01/2001	20398	AMERICAN BENEFIT SERVICES	2,500.00
11/05/2001	20399	GOLD, BARRY	2,198.69
11/06/2001	20400	AMERICAN BENEFIT SERVICES	5,500.00
11/06/2001	20401	FRANCHISE TAX BOARD	10,716.00
11/07/2001	20402	FAMILY CARE SPECIALISTS	146.00
11/07/2001	20403	FIDELITY INSTITUTION	—
11/07/2001	20404	MERRILL COMMUNICATIONS LLC	12,329.62
11/07/2001	20405	RECALL—INFORMATION MNT	274.25
11/07/2001	20406	SPRINT CONFERENCING SERIVCES	102.66
11/07/2001	20407	VERIZON CALIFORNIA	120.35
11/07/2001	20408	YOUNG, BYNNE	763.50
11/07/2001	20409	FIDELITY INSTITUTION	6,600.00
11/08/2001	20410	FEDERAL EXPRESS	104.65
11/08/2001	20411	VERIZON CALIFORNIA	1,566.82
11/09/2001	20412	GOLD, BARRY	2,571.15
11/09/2001	20413	PANJABI, SATISH	8,474.45
11/15/2001	20414	ARCHIVE.COM, INC	120.00
11/16/2001	20415	GOLD, BARRY	3,827.07
11/16/2001	20416	YOUNG, BYNNE	943.50
11/16/2001	20417	COLLATERAL LOGISTICS, INC	56,376.58
11/20/2001	20418	FEDERAL EXPRESS	10.66
11/20/2001	20419	MERRILL COMMUNICATIONS LLC	3,966.23
11/21/2001	20420	GOLD, BARRY	215.68
11/21/2001	20421	MORRIS, NICHOLS, ARSHT & TUNNELL	263,685.99
11/21/2001	20422	CROSSROADS, LLC	78,934.51
11/21/2001	20423	TRAUB, BONACQUIST & FOX, LLP	71,060.13
11/21/2001	20424	TRAUB, BONACQUIST & FOX, LLP	80,478.65
11/28/2001	20425	BLUE CROSS OF CALIFORNIA	17,190.16
11/28/2001	20426	CIGNA BEHAVIORAL HEALTH	363.25
11/28/2001	20427	PMI	346.44
11/30/2001	A 11-2	PROBUSINESS SERVICES, INC-VOID	(5,000.00)
11/30/2001	200116	FIRST CHOICE SERVICES-VOID	(305.17)
11/30/2001	A 11-4	VOID CHECKS: #300054, 300059, 300069 & 300070	(34,601.71)
11/30/2001	20428	STATE WORKERS' INSURANCE FUND	154.68
11/30/2001	20429	RICHARD CARTOON, LLC	10,054.60
11/30/2001	20430	FEDERAL EXPRESS	337.53
11/30/2001	A 11-5	Union Bank of California	978.94
11/30/2001	1513	Jaspal. S Gill	646.17
11/30/2001	1514	Martin Kappeyne	544.32
11/30/2001	1515	Martin Kappeyne	272.16

		Subtotal	605,218.51

		ADD: Payroll Disbursements (see attached)	39,102.82

		Total Disbursements	644,321.33

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through November 30, 2001 and One Month Ended November 30, 2001
UNAUDITED

	Mar 7-Nov 30, '01	Nov '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	15,918.15	0.00
Liquidation Proceeds—Other	634,864.66	49,759.73

Total Liquidation Proceeds	-26,945,894.99	49,759.73

Total Income	-26,945,894.99	49,759.73

Gross Profit	-26,945,894.99	49,759.73
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,682.68	0.00
Dues and Subscriptions	8,404.47	0.00
Employee Benefits	329,222.29	17,652.98
Equipment Leases	88,783.98	0.00
Insurance	793,532.13	154.68
Licenses and Permits	3,348.02	0.00
Miscellaneous	26,525.66	0.00
Moving Expense	9,686.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	163,214.10	1,057.99
Parking	59,709.47	1,040.00
Payroll Taxes	76,892.92	688.12
Postage and Delivery	8,507.74	562.68
Professional Fees
Accounting	1,593.59	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	15,462.53	0.00
Rent	394,736.44	0.00
Repairs
Building Repairs	186.06	0.00
Computer Repairs	254,856.46	9,858.72
Equipment Repairs	11,537.01	0.00

Total Repairs	266,579.53	9,858.72
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages—Other	1,319,531.77	14,358.48

Total Salaries & Wages	1,339,280.02	14,358.48
Sales Tax	25,388.98	0.00
Security	763.35	0.00
Supplies
Office	8,867.94	120.00
Supplies—Other	337.91	0.00

Total Supplies	9,205.85	120.00
Taxes
Taxes—Other	30,861.98	0.00

Total Taxes	30,861.98	0.00
Telephone
Communications Expense	201,017.15	0.00

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through November 30, 2001 and One Month Ended November 30, 2001
UNAUDITED

Telephone—Other	109,461.60	-120.23

Total Telephone	310,478.75	-120.23
Travel & Ent
Meals	301.98	0.00
Travel	7,170.55	1,079.85
Travel & Ent—Other	41,835.24	6,864.45

Total Travel & Ent	49,307.77	7,944.30
Utilities
Gas and Electric	86.69	0.00
Water	-531.16	0.00
Utilities—Other	0.00	0.00

Total Utilities	-444.47	0.00

Total Expense	4,195,308.53	53,317.72

Net Ordinary Income	-31,141,203.52	-3,557.99
Other Income/Expense
Other Income
Interest Income	726,115.31	71,496.79
Miscellaneous Income	1,624.91	0.00
Other Income	2,611,726.32	0.00

Total Other Income	3,339,466.54	71,496.79
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	30,400.00	29,000.00
Asset Management—Other	433,017.05	56,376.58

Total Asset Management	463,417.05	85,376.58
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	1,737.81	978.94
Record Storage	9,354.75	8,170.00

Total Post-Petition Payments	543,851.62	94,525.52
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted—Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	-5,000.00
Sales & Other Taxes	85,469.07	10,716.00

Total Pre-Petition Payments	642,016.15	5,716.00
Provision for Restructuring Chg	97,853,000.00	0.00

Total Other Reorganization Expenses	99,038,867.77	100,241.52
Outside Services	9,372.75	9,372.75
Professional Fees	4,209,460.19	429,783.81
U.S. Trustees Fees	22,000.00	0.00

Total Reorganization Expenses	103,279,700.71	539,398.08

Total Other Expense	103,279,700.71	539,398.08

Net Other Income	-99,940,234.17	-467,901.29

Net Loss	-131,081,437.69	-471,459.28

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of November 30, 2001
UNAUDITED

Nov 30, '01
ASSETS
Current Assets
Cash
Cash—UBOC	41,160,735.93
Restricted Cash—UBOC	55,004.93

Total Cash	41,215,740.86
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	76,578.49
153000—Prepaid License	83,927.45
159000—Prepaid Other	-1,509,069.37
241000—Deposits	416,222.00

Total Other Liquidated Debts	3,222,203.09

Total Other Current Assets	3,222,203.09

Total Current Assets	44,437,943.95
Fixed Assets
FF&E
202000—Office Equipment	950,200.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off.Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	11,989,765.66
Leasehold Improvements
201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	18,978,149.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-13,023,997.67

Total I/C Receivables—Post Petition	-13,023,997.67
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84
Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

See accompanying Notes to Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of November 30, 2001
UNAUDITED

Nov 30, '01
Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-20,002,808.61

TOTAL ASSETS	43,413,284.49

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	394,539.92

Total Accounts Payable	394,539.92
Other Current Liabilities
Post-Petition Liabilities
340000—Accrued Prof Fees	1,689,977.89

Total Post-Petition Liabilities	1,689,977.89

Total Other Current Liabilities	1,689,977.89

Total Current Liabilities	2,084,517.81
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	216,458.62

Total Priority Claims	1,029,809.48
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	20,803,196.06
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52
331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92
353000—Subordinated N/P
353000 A—Subordinated N/P	89,000,000.00
353000 B—Subordinated N/P	61,000,000.00

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	178,669,483.18

Total Liabs Subject to Compromise	190,061,737.93

Total Long Term Liabilities	190,061,737.93

Total Liabilities	192,146,255.74

Total Equity	-148,732,971.25

TOTAL LIABILITIES & EQUITY	43,413,284.49

See accompanying Notes to Financial Statements	Page 2 of 2

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 11/01/01-11/30/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of November 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

NOTE 3—Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 11/01/01-11/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	2,800.52	2,800.52	Nov. 2, 9, 16, 23, & 30	Note 1	0.00
FICA—Employer	0.00	688.12	688.12	Nov. 2, 9, 16, 23, & 30	Note 1	0.00
FICA—Employee	0.00	688.12	688.12	Nov. 2, 9, 16, 23, & 30	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	4,176.76	4,176.76			0.00
STATE AND LOCAL
Withholding	0.00	836.29	836.29	Nov. 2, 9, 16, 23, & 30	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	836.29	836.29			0.00
Total taxes	0.00	5,013.05	5,013.05			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	29,391.43	390.00	—	20,114.94	344,643.55	394,539.92
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,689,977.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						2,084,517.81

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of November 30, 2001	Case No. 01-00706 (MFW)

	Current	1-30	31-60	61-90	> 90		TOTAL
ACE PARKING MGMT, INC.	0.00	390.00	0.00	0.00	0.00		390.00
AMERICAN STOCK EXCHANGE	0.00	0.00	0.00	0.00	24.38		24.38
ARCUS DATA SECURITY	0.00	0.00	0.00	0.00	313.35		313.35
AVAYA	0.00	0.00	0.00	0.00	10,975.41	(1)	10,975.41
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
BLOOMBERG LP	0.00	0.00	0.00	0.00	6,662.70		6,662.70
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	0.00	0.00	3,348.02		3,348.02
COLLATERAL LOGISTICS, INC	29,000.00	0.00	0.00	0.00	0.00		29,000.00
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
EXODUS	0.00	0.00	0.00	0.00	982.26	(1)	982.26
FEDERAL EXPRESS	109.84	0.00	0.00	0.00	0.00		109.84
GLOBAL CENTER	0.00	0.00	0.00	0.00	68,598.74		68,598.74
KILROY REALTY, L.P.	0.00	0.00	0.00	0.00	2,931.81		2,931.81
LEXIS NEXIS	0.00	0.00	0.00	0.00	478.62		478.62
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	0.00	-458.00		-458.00
PACIFIC BELL (SAC)	0.00	0.00	0.00	0.00	187.64		187.64
PBCC	0.00	0.00	0.00	0.00	994.68		994.68
RECALL-INFORMATION MNT	170.00	0.00	0.00	0.00	0.00		170.00
SOUTH BAY SECURITY	0.00	0.00	0.00	0.00	450.00		450.00
SPIEKER PROPERTIES	0.00	0.00	0.00	0.00	86.69		86.69
SPRINT (ATLANTA)	0.00	0.00	0.00	0.00	12,646.93		12,646.93
SPRINT (PO BOX 79255)	0.00	0.00	0.00	0.00	8,787.40		8,787.40
VERIZON CALIFORNIA	111.59	0.00	0.00	20,114.94	0.00		20,226.53
XEROX CORPORATION	0.00	0.00	0.00	0.00	90.00		90.00

TOTAL	29,391.43	390.00	0.00	20,114.94	344,643.55		394,539.92

Notes:

(1)
Lease

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 11/01/01-11/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$607,963.52

(+) Amounts billed during the period

(-) Amounts collected during the period

(-) Other adjustments

Total Accounts Receivable at the end of the reporting period		$607,963.52

Accounts Receivable Aging
0-30 days old	$

31-60 days old

61-90 days old

91 + days old		607,963.52

Total Accounts Receivable		$607,963.52

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)		$607,963.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 11/01/01-11/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BARRY GOLD CEO Signature of Debtor	12/19/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	64,975.70	64,975.70
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC MM			25,000.00	25,000.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	25,000.00	25,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(61,212.78)	(61,212.78)
INSURANCE				0.00
ADMINISTRATIVE			(27,946.13)	(27,946.13)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(89,158.91)	(89,158.91)
NET CASH FLOW	0.00	0.00	(64,158.91)	(64,158.91)
CASH END OF MONTH	0.00	0.00	816.79	816.79

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		89,158.91
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		89,158.91

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$816.79	$—
BANK BALANCE	$42,964.43	$—
(+) DEPOSITS IN TRANSIT (attach list)	—	0.00
(-) OUTSTANDING CHECKS (attach list)	(42,147.64)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$816.79	$—

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30244	175.00	None
	30246	40,633.00
	30248	579.78
	30249	44.23
	30250	715.63

Total Outstanding Checks		$42,147.64
OTHER

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

CASH DISBURSEMENTS
November 2001

Date	Check Number	Name	Amount
11/01/2001	30234	ABH Staffing, Inc.	2,812.50
11/07/2001	30236	DOMINION VIRGINIA POWER	15,206.74
11/07/2001	30237	FIRST PIEDMONT	564.00
11/07/2001	30238	WASTE MANAGEMENT	157.18
11/09/2001	30235	ABH Staffing, Inc.	2,812.50
11/09/2001	30239	SHAPIRO LIVING TRUST	20,000.00
11/12/2001	30240	VERIZON CALIFORNIA	537.68
11/12/2001	30241	DUNMAR MOVING SYSTEMS	1,506.38
11/16/2001	30242	ABH Staffing, Inc.	—
11/16/2001	30243	ABH Staffing, Inc.	2,812.50
11/20/2001	30244	WILLIAMS TRANSPORTATION & STORAGE	175.00
11/20/2001	30245	VERIZON—PO BOX 17577	389.68
11/21/2001	30246	CROWN CREDIT CORPORATION	40,633.00
11/21/2001	30247	VERIZON—PO BOX 17577	212.11
11/29/2001	30248	ASCOM HASLER LEASING	579.78
11/29/2001	30249	VERIZON—PO BOX 17577	44.23
11/29/2001	30250	VERIZON—PO BOX 17577	715.63

		TOTAL DISBURSEMENTS	$89,158.91

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through November 30, 2001 and One Month Ended November 30, 2001
UNAUDITED

	Mar 7-Nov 30, '01	Nov '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Other Income	838.20	0.00
Refunds Received	3,330.35	0.00
Liquidation Proceeds—Other	2,712,798.16	0.00

Total Liquidation Proceeds	-35,888,424.94	0.00

Total Income	-35,888,424.94	0.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-37,932,895.49	0.00
Expense
Automobile Expense	715.53	0.00
Dues and Subscriptions	22.56	0.00
Equipment Leases	239,682.63	9,343.70
Equipment Rental	9,159.98	579.78
Freight	274,576.82	0.00
Miscellaneous	1,279.71	0.00
Moving Expense	12,050.00	0.00
Outside Services	4,681.20	443.60
Payroll taxes	106,541.22	804.19
Postage and Delivery	11,448.41	-178.70
Printing and Reproduction	33.44	0.00
Rent	2,292,306.50	0.00
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages—Other	1,352,253.33	22,201.77

Total Salaries & Wages	1,383,569.90	22,201.77
Security	130,109.24	0.00
Supplies
Office	162.40	0.00
Supplies—Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes	11,743.15	0.00
Telephone
Communications Expense	3,017.78	0.00
Telephone—Other	50,771.74	-1,998.12

Total Telephone	53,789.52	-1,998.12
Temporary Help	116,327.26	8,437.50
Travel & Ent
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through November 30, 2001 and One Month Ended November 30, 2001
UNAUDITED

Ordinary Income/Expense
Travel	2,178.82	0.00
Travel & Ent—Other	454.86	-107.48

Total Travel & Ent	2,633.68	-107.48
Uncategorized Expenses	0.00	0.00
Utilities
Gas and Electric	256,309.24	0.00
Water & Trash	6,846.55	-144.52
Utilities—Other	24,464.40	0.00

Total Utilities	287,620.19	-144.52

Total Expense	4,990,326.11	39,381.72

Net Ordinary Income	-42,923,221.60	-39,381.72
Other Income/Expense
Other Income
Interest Income	5,734.49	0.00
Other Income	734.65	0.00

Total Other Income	6,469.14	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	175,075.13	35,901.38

Total Post-Petition Payments	239,905.93	35,901.38
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged—Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00

Total Pre-Petition Payments	1,087,701.59	0.00
Provision for Restructuring Chg	54,251,000.00	0.00

Total Other Reorganization Expenses	55,578,607.52	35,901.38
U.S. Trustees Fees	12,500.00	0.00

Total Reorganization Expenses	55,591,107.52	35,901.38

Total Other Expense	55,591,107.52	35,901.38

Net Other Income	-55,584,638.38	-35,901.38

Net Loss	-98,507,859.98	-75,283.10

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of November 30, 2001
UNAUDITED

Nov 30, '01
ASSETS
Current Assets
Checking/Savings
102000—UBOC DIP ACCOUNT	816.79

Total Checking/Savings	816.79
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	10,027.92
129000—A/R Other	4,635.04
155000—A/P Debit Balances	283,821.61

Total Other Liquidated Debts	298,484.57

Total Other Current Assets	298,484.57

Total Current Assets	299,301.36
Fixed Assets
Machinery & Equipment
201000—Leasehold Improvements	30,698,429.04
201500—Heavy Equipment	2,511,662.88
204000—Heavy Equip Cap Lse	10,069,284.07
211000—A/D Leasehold Impr	-860,480.96
211500—A/D Heavy Equipment	-80,326.78
214000—A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000—Office Equipment	2,065,334.65
202500—Furniture & Fixtures	1,433,137.47
203000—Computer Hardware	1,813,253.39
204500—Off Equip Cap Lse	3,169,392.68
205000—Furn & Fix Cap Lse	1,669,178.61
205500—Comp Hardware Cap Lse	3,537,520.06
212000—A/D Office Equipment	-556,698.19
212500—A/D Furn & Fixtures	-138,786.70
213000—A/D Computer Hardware	-435,952.39
214500—A/D off Equip Cap Lse	-263,968.32
215000—A/D Furn & Fix Cap Lse	-122,973.58
215500—Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,387,647.23
Vehicles
201800—Vehicle Equipment	63,697.11
206500—Vehicle—Cap Lease	866,408.64
211800—A/D Vehicle Equipment	-961.26
216500—A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,275,548.52
Other Assets
Intangible Assets
244000—Lease/Loan Orig Fee	241,894.63
244500—Accum Amort Loan Fees	-46,627.37

See accompanying notes to Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of November 30, 2001
UNAUDITED

Total Intangible Assets	195,267.26
Reserve for Restructuring	-53,945,448.03
Security Deposits
241000—Other Security Deposit	973,360.57

Total Security Deposits	973,360.57

Total Other Assets	-52,776,820.20

TOTAL ASSETS	1,798,029.68

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	91,163.38

Total Accounts Payable	91,163.38
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-13,023,997.67
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-12,992,845.11

Total Other Current Liabilities	-12,992,845.11

Total Current Liabilities	-12,901,681.73
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000—Sales and Use Taxes	2,503,620.11
332000P—Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000—Capital Lease Oblgtns	11,431,105.14
352000—L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73
Unsecured Claims
301000—Accounts Payable	48,026,535.20
303500—Equipment Lease	27,443.24
332000U—Emp. Claims Unsecured	315,417.43
I/C—Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,782,709.85

Total Liabs Subject to Compromise	139,819,967.13

Total Long Term Liabilities	139,819,967.13

Total Liabilities	126,918,285.40

Total Equity	-125,120,255.72

TOTAL LIABILITIES & EQUITY	1,798,029.68

See accompanying notes to Financial Statements	Page 2 of 2

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of November 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period: 11/01/01-11/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	4,473.11	4,473.11	Nov 2, 9, 16, 23, &30	Note 1	0.00
FICA—Employee	0.00	804.19	804.19	Nov 2, 9, 16, 23, &30	Note 1	0.00
FICA—Employer	0.00	804.19	804.19	Nov 2, 9, 16, 23, &30	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	6,081.49	6,081.49			0.00
STATE AND LOCAL
Withholding	0.00	1,306.26	1,306.26	Nov 2, 9, 16, 23, &30	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,306.26	1,306.26			0.00
Total taxes	0.00	7,387.75	7,387.75			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	—	14,220.00	—	—	76,943.38	91,163.38
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						122,315.94

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of November 30, 2001

	Current	1-30	31-60	61-90	> 90		TOTAL
ADELPHIA	0.00	0.00	0.00	0.00	3.06		3.06
BTI	0.00	0.00	0.00	0.00	4,076.97		4,076.97
HIGHLAND PAGING, INC.	0.00	0.00	0.00	0.00	461.13		461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
MARK VII TRANSPORTATION CO.	0.00	14,220.00	0.00	0.00	0.00		14,220.00
PACIFIC BELL	0.00	0.00	0.00	0.00	382.97		382.97
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
RUSSELL A. FARROW LTD	0.00	0.00	0.00	0.00	265.50		265.50
VERIZON—PO BOX 17398	0.00	0.00	0.00	0.00	43.14		43.14
VERIZON—PO BOX 17577	0.00	0.00	0.00	0.00	52.73		52.73
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	0.00	14,220.00	0.00	0.00	76,943.38		91,163.38

Notes:

(1)
Lease—Of the $76,943.38 in the >90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	11/01/01-11/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$298,484.57

(+) Amounts billed during the period

(-) Amounts collected during the period (Note 1)

Total Accounts Receivable at the end of the reporting period	$298,484.57

Accounts Receivable Aging	Amount
0-30 days old

31-60 days old	$—

61-90 days old	$—

91 + days old	$298,484.57

Total Accounts Receivable	$298,484.57

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$298,484.57

DEBTOR QUESTIONNAIRE

Must be completed each month	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Note 1—Accounts receivable amounts collected during October 2001 were deposited in a bank account of eToys, Inc. (Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and Disbursements.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 11/01/01-11/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BARRY GOLD CEO Signature of Debtor	12/19/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

BANK RECONCILIATIONS

    Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE

(+) DEPOSITS IN TRANSIT (attach list)

(-) OUTSTANDING CHECKS (attach list)

OTHER (attach list)

ADJUSTED BANK BALANCE

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date Amount	Date Amount	Date Amount	Date Amount
	None	None

CHECKS OUTSTANDING	Ck# Amount	Ck# Amount	Ck# Amount	Ck# Amount

Total Outstanding Checks	$—

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 09/01/01-09/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-3
BALANCE SHEET

    NOT APPLICABLE

ASSETS	MONTH	MONTH
Cash (Unrestricted)	NOT APPLICABLE

Cash (Restricted)

Accounts Receivable (net)

Inventory

Notes Receivable

Prepaid Expenses

Other (Attach List)

Total Current Assets

Real Property & Improvements

Machinery & Equipment

Furniture, Fixtures & Office Equipment

Vehicles

Leasehold Improvements

Less: Accumulated Deprec/Depletion

Total Property, Plant & Equipment

Liabilities not subject to compromise (Postpetition Liabilities)

Accounts payable

Taxes Payable

Notes payable

Professional Fees

Secured Debt

Due to Affiliates & Insiders

Other (Attach List)

Total postpetition Liabilities

Liabilities subject to compromise (Postpetition Liabilities)

Secured Debt-Per Plan

Priority Debt-Per Plan

Unsecured Debt-Per Plan

Other (Attach List)-Per Plan

Total Prepetition Liabilities

Total Liabilities

Equity

Common Stock

Retained Earnings (Deficit)

Total Equity (Deficit)

Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets

NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease—Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE (Not Applicable)
Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 11/01/01-11/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BARRY GOLD CEO Signature of Debtor	12/19/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

    * Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$—

OTHER

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES, USE, & OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes—payroll
Taxes—Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt—Per Plan
Priority Debt—Per Plan
Unsecured Debt—Per Plan
Other (Attach List)—Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 11/01/01-11/30/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 11/01/01-11/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period

(+) Amounts billed during the period

(-) Amounts collected during the period

Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0-30 days old

31-60 days old

61-90 days old

91 + days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

MONTHLY OPERATING REPORT